Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Form 10-Q of Eagle Bancorp, Inc. for the quarter ended June 30, 2026, I, Stephen R. Curley, President and Chief Executive Officer of Eagle Bancorp, Inc., hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:
(1) such Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Eagle Bancorp, Inc.

/s/ Stephen R. Curley
Stephen R. Curley
President and Chief Executive Officer of the Company

August 6, 2026